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                                                                 Exhibit 23.1
                                                                ------------



                                    ARTHUR
                                   ANDERSEN
                           ARTHUR ANDERSEN & CO. SC



                                                        ________________________
                                                        Arthur Andersen LLP


                                                        ________________________
                                                        1717 East Ninth Street
                                                        Cleveland, OH  44114
                                                        216 781 2140



                                                                Exhibit 23.1
                                                                ------------


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 26, 1995 included in Waxman Industries, Inc's Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this Registration Statement (File No. 33-44511).



                                                /s/ Arthur Andersen





Cleveland, Ohio,
November 8, 1995.